Exhibit 99.1

H&R BLOCK®

NEVER SETTLE FOR LESS℠

Credit Suisse Global Services Conference

March 12, 2012

Safe Harbor Statement

H&R BLOCK
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Forward Looking Statements

This presentation and various comments made in connection with it may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “could” or “may.” Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. They may include estimates of revenues, income, earnings per share, capital expenditures, dividends, liquidity, capital structure or other financial items, descriptions of management's plans or objectives for future operations, products or services, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes, except as required by federal securities laws. By their nature, forward-looking statements are subject to risks and uncertainties. For a discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s 2011 Annual Report on Form 10-K and in other filings by the company with the Securities and Exchange Commission.

Today's Agenda

H&R BLOCK
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Company Overview

Industry Overview

Recent Performance

Long Term Outlook

H&R Block Overview

- Largest tax return preparer in the world
  - 24.5 million returns prepared worldwide in FY11
  - 575+ million returns prepared since 1955
  - Only tax preparer capable of serving clients across the assisted, online and software markets
  - 12,000+ offices worldwide with ~100,000 tax professionals
- Sound capital structure; financial flexibility

Organizational Focus

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THEN


HRB
Mortgage
Broker-Dealer
RSM
Tax
Option One
Tax
Consulting
Non-core Add-on's
Assisted
Digital
Financial Services

NOW


HRB
Assisted Tax
Digital Tax
Financial Services

- Sustainable and reliable earnings
- Quality earnings, high margins
- Significant cash flow
- Low capital requirements

Sustainable Earnings

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Consistent growth drives value



Tax Services Segment
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
millions
Fiscal Year
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Severe recession / hyperinflation
Black Monday Market
Savings & Loan Crisis
Japanese asset bubble
Y2K
Asian & Russian financial crisis
Dot.com bubble
9/11 attacks
Iraq War & Occupation
Real estate implosion, bank failures, & recession

Stronger Margins

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- Margins of the core business have continued to strengthen
- >20% pretax margin in each of past five years



+ 300 bps
20.3%
21.9%
23.4%
22.2%
23.2%
FY07
FY08
FY09
FY10
FY11

Note 1: Pro-forma adjusted to reflect RSM as a discontinued operation
Note 2: Presented information represents non-GAAP financial measures – see reconciliation in appendix

Effective Cost Management

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Effective cost control delivers margin expansion


$1,600
$1,500
$1,400
$1,300
$1,200
12%
8%
4%
0%
-4%
-8%
-12%
9%
-4%
-1%
-9%
$1,424
$1,550
$1,484
$1,473
$1,335
FY07
FY08
FY09
FY10
FY11
Expenses
Year-over-year change

Note 1: Pro-forma adjusted to reflect RSM as a discontinued operation
Note 2: Presented information represents non-GAAP financial measures – see reconciliation in appendix

Consistent Return of Capital

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Returning capital to shareholders is a top priority



Dividend maintained despite losses
$1.2 billion = 90% of Net Income
$ millions
$353
$172
$181
$184
$184
$297
$199
$99
$451
$201
$250
$467
$187
$280
FY07
FY08
FY09
FY10
FY11
Share Repurchases
Dividends Paid

Dividend

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- 33% increase to $0.80 per share effective January 2012
- 198 consecutive quarterly dividends



8% CAGR
$0.43
$0.49
$0.53
$0.56
$0.59
$0.60
$0.60
$0.60
$0.10
$0.60
$0.20
FY05
FY06
FY07
FY08
FY09
FY10
FY11
FY12 (p)
FY13 (p)

Note: Represents cash dividends paid.

Dividend Yield

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33% increase a bold move for HRB

Superior yield to investors

Confident in business and future

Compelling investment



4.9%
4.3%
2.0%
1.0%
Intuit
S&P 500
Dow Jones Utilities Avg. Index
H&R Block*

Note: Represents yield as of March 1, 2012

* Yield includes new annual dividend rate

Share Repurchase

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- Repurchased 13 million shares in Q2 at $13.61 per share
- 4.3% share reduction; $0.05 EPS accretion
- Lowered minimum equity covenant on committed line of credit ("CLOC") to $500 million on 3/2/12



Percent of Net Income
FY09 – FY11
11%
46%
43%
Share Repurchase
Dividends
Retained Earnings

Capital Allocation Conclusion

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Confident in our business, competitive position and future prospects



Regular Return of Capital
3 Key Elements
Financial Flexibility
Prudent Investment

Today's Agenda

H&R BLOCK
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Company Overview

Industry Overview

Recent Performance

Long Term Outlook

IRS Filings

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- Total IRS filings have historically grown 1 to 2% annually*
- 2011 IRS filings up 1.7%
- Non-farm employment typically best indicator for IRS growth (+1.3%)**



160
140
120
100
80
60
40
20
0
millions
1951
1953
1955
1957
1959
1961
1963
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

Source: *IRS; National Bureau of Economic Research (Measures IRS Calendar Year Filings); ** U.S. Bureau of Labor Statistics – December 2011

Assisted vs. DIY Tax Preparation

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- Assisted
  - Assisted remains resilient due to tax code complexity and value tax professionals provide clients
  - No change in proportion of Assisted vs. DIY returns in last decade
- DIY
  - Digital online has grown at 19% CAGR over last 4 yrs at expense of pen and paper



Assisted
Digital
Pen and Paper
70%
60%
50%
40%
30%
20%
10%
0%
TS02
TS03
TS04
TS05
TS06
TS07
TS08
TS09
TS10
TS11

Sources: Industry share; IRS yearly reporting extrapolated to TS11

Tax Preparation Market

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TS11

Nearly 131 million total filers


Assisted
61%
Do-it-
Yourself
39%
Online
26%
Software
6%
Pen &
Paper
7%

TS14

Nearly 137 million total filers


Assisted
60%
Do-it-
Yourself
40%
Online
32%
Software
5%
Pen &
Paper
3%

Note: Tax season defined as January 1 through April 30
Note: Online category includes Free File Alliance

Today's Agenda

H&R BLOCK
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Company Overview

Industry Overview

Recent Performance

Long Term Outlook

FY11 Recap

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- Total worldwide returns up ~6% to 24.5 mm
  - U.S returns up 6.5% --- best client growth since 2001
  - Assisted and Digital share gains – first time since 2002
- International returns up 1%; revenues up ~8% to $206 mm
- H&R Block Bank processed nearly 6 mm RACs and 2.3 mm Emerald Cards with ~$8 billion in deposits
- Generated $450 mm of free cash flow*

* Free cash flow is defined as cash flow from operations, less capital expenditures.

Tax Season 2012 Initiatives

- **Assisted:**
  - Continue growing clients
    - Aggressive marketing
    - Targeted value offerings (Free 1040 EZ, Free 2nd Look, Free RACs)
    - Improve client service to drive satisfaction and retention
    - Block Live

- **Digital:**
  - Outpace Turbo Tax in total digital category growth
  - Increase awareness and segment penetration
  - Aggressively promote “Free” to drive traffic
  - Enhancements to products and website
  - Launch H&R Block At Home mobile and tablet tax solutions

Interim U.S. Tax Results: Fiscal Year to Date Thru 2/28

Total returns up 5.1% to 14.1 million


Total Returns Prepared: Assisted
+1.6%
(millions)
9,180
9,330
FY11 - 2/28
FY12 - 2/28
Retail

- Total assisted returns up 1.6%
  - 1040 EZ very effective
  - Well positioned to grow clients
  - Retention up ~ 40 bps
  - Satisfaction up ~400 bps
- Total digital returns up ~13%
  - Gaining share in all categories
  - 20% online growth
  - Awareness up 13 pts
  - Retention and Net Promoter Score up 150 and 400 bps, respectively


Total Returns Prepared: Digital
+12.6%
4,238
4,772
(millions)
+20%
2,401
2,892
458
508
1,379
1,372
FY11 - 2/28
FY12 - 2/28
Online
FFA
Software

Today's Agenda

H&R BLOCK
NEVER SETTLE FOR LESS

Company Overview

Industry Overview

Recent Performance

Long Term Outlook

Looking Ahead – Assisted

H&R BLOCK
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- Well positioned to grow clients as segment leader
- Segment consolidation – continued pressure on competitors
  - Regulatory compliance
  - Shrinking RAL market
- Targeted value offerings
- Client acquisition and retention initiatives
  - Block Live

Looking Ahead – Online

- Digital is an important "on-ramp" to our assisted services
- Committed to aggressive client and segment share growth
- Continued improvements to our website and products
- Aggressively promote "Free"
- Continue to improve awareness – up 13 pts through 2/28
- Invest in mobile and other technologies

Conclusion

H&R BLOCK
NEVER SETTLE FOR LESS

- Positioning for long-term growth in revenue and earnings
- Significant free cash flow generation – "Death and Taxes"
- Strong execution and cost discipline
- Very low capital requirements
- Sound capital structure; financial flexibility

H&R BLOCK®
NEVER SETTLE FOR LESS℠

Appendix
March 12, 2012

Non-GAAP Reconciliation

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$ millions	FY07		FY08		FY09		FY10		FY11	
	As Previously Reported	Preliminary Pro Forma	As Previously Reported	Preliminary Pro Forma	As Previously Reported	Pro Forma	As Previously Reported	Pro Forma	As Previously Reported	Pro Forma
Revenue - Continuing Operations	$ 3,710.4	$ 2,780.1	$ 4,086.6	$ 3,147.8	$ 4,083.6	$ 3,187.1	$ 3,874.3	$ 3,014.8	$ 3,774.3	$ 2,945.0
Pretax Income - Continuing Operations	$ 627.3	$ 563.0	$ 735.1	$ 635.1	$ 839.4	$ 736.1	$ 784.1	$ 723.4	$ 677.0	$ 627.7
Non-GAAP Adjustments										
Asset impairments	$ -	$ -	$ 0.4	$ 0.4	$ 3.7	$ 3.7	$ 16.6	$ 1.6	$ 24.6	$ 24.6
Litigation	2.7	2.7	7.0	7.0	6.9	6.9	14.5	-	43.3	15.0
Severance	-	-	19.5	19.5	-	-	11.9	11.9	29.6	29.6
Other costs / charges - Bad Debt	-	-	26.2	26.2	11.8	11.8	-	-	-	-
Refranchising gains	-	-	-	-	(14.9)	(14.9)	(49.1)	(49.1)	(45.1)	(45.1)
Other gains	-	-	-	-	3.1	3.1	(18.5)	(18.5)	(10.1)	(10.1)
Emerald Advance Bad Debts	-	-	-	-	-	-	-	-	40.5	40.5
Adjusted Pretax Income	$ 630.0	$ 565.7	$ 788.2	$ 688.2	$ 850.0	$ 746.7	$ 759.5	$ 669.3	$ 759.8	$ 682.2
Adjusted Pretax Margin	*17.0%*	*20.3%*	*19.3%*	*21.9%*	*20.8%*	*23.4%*	*19.6%*	*22.2%*	*20.1%*	*23.2%*
Interest Expense	123.3	121.5	107.4	106.4	104.0	103.5	90.6	89.8	95.4	94.2
Depreciation & Amortization	107.5	55.0	119.5	76.4	123.6	88.0	126.9	94.1	121.6	91.1
Adjusted EBITDA	$ 860.7	$ 742.3	$ 1,015.1	$ 871.0	$ 1,077.6	$ 938.2	$ 977.0	$ 853.3	$ 976.9	$ 867.5
Adjusted EBITDA Margin	*23.2%*	*26.7%*	*24.8%*	*27.7%*	*26.4%*	*29.4%*	*25.2%*	*28.3%*	*25.9%*	*29.5%*
Diluted EPS - Continuing Operations	$ 1.13	$ 1.01	$ 1.35	$ 1.18	$ 1.53	$ 1.35	$ 1.46	$ 1.36	$ 1.35	$ 1.27
Non-GAAP Adjustments										
Asset impairments	$ -	$ -	$ -	$ -	$ 0.01	$ 0.01	$ 0.03	$ -	$ 0.05	$ 0.05
Litigation	0.01	0.01	0.01	0.01	0.01	0.01	0.03	-	0.09	0.03
Severance	-	-	0.04	0.04	-	-	0.03	0.03	0.06	0.06
Other costs / charges - Bad Debt	-	-	0.05	0.05	0.02	0.02	-	-	-	-
Refranchising gains	-	-	-	-	(0.03)	(0.03)	(0.09)	(0.09)	(0.09)	(0.09)
Other gains	-	-	-	-	0.01	0.01	(0.04)	(0.04)	(0.02)	(0.02)
Emerald Advance Bad Debts	-	-	-	-	-	-	-	-	0.08	0.08
Adjusted EPS	$ 1.14	$ 1.02	$ 1.45	$ 1.28	$ 1.55	$ 1.37	$ 1.42	$ 1.26	$ 1.52	$ 1.38

We report our financial results in accordance with generally accepted accounting principles (GAAP). However, we believe certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current year results and prior periods. Reconciliations to GAAP financial measures are provided above. These non-GAAP financial measures should be viewed in addition to, not as an alternative for, our reported GAAP results.

Non-GAAP Reconciliation

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$ millions	FY07	FY08	FY09	FY10	FY11
REVENUES:					
As Previously Reported	$ 3,710.4	$4,086.6	$4,083.6	$3,874.3	$3,774.3
Less: RSM McGladrey	(932.4)	(941.7)	(897.8)	(860.3)	(829.8)
Plus: Intercompany Eliminations	2.1	2.9	1.4	0.9	0.5
Pro Forma Revenues	**$ 2,780.1**	**$3,147.8**	**$3,187.1**	**$3,014.8**	**$2,945.0**
OPERATING EXPENSES:					
As Previously Reported	$ 3,059.0	$3,377.1	$3,244.7	$3,099.5	$3,108.7
Less: RSM McGladrey	(866.2)	(840.8)	(793.4)	(798.5)	(780.1)
	$ 2,192.8	*$2,536.3*	*$2,451.4*	*$2,301.0*	*$2,328.6*
Less: Variable Expense & Marketing Adjustments					
Tax professional labor	$ (480.2)	$ (532.0)	$ (529.7)	$ (489.5)	$ (478.7)
Bad debt	(56.8)	(172.6)	(177.7)	(152.5)	(177.3)
Short-term incentives	(36.0)	(49.2)	(23.8)	(3.9)	(39.7)
Marketing and advertising	(193.4)	(179.7)	(225.4)	(235.9)	(243.3)
	$ (766.4)	*$ (933.6)*	*$ (956.6)*	*$ (881.8)*	*$ (939.1)*
Less: Non-GAAP Adjustments					
Asset impairments	$ -	$ (0.4)	$ (3.7)	$ (1.6)	$ (24.6)
Severance	-	(19.5)	-	(11.9)	(29.6)
Litigation	(2.7)	(7.0)	(6.9)	-	(15.0)
Refranchising gains	-	-	14.9	49.1	45.1
Other costs / charges	-	(26.2)	(14.9)	18.5	(30.4)
	$ (2.7)	*$ (53.1)*	*$ (10.6)*	*$ 54.1*	*$ (54.5)*
Pro Forma Operating Expenses	**$ 1,423.7**	**$1,549.6**	**$1,484.2**	**$1,473.3**	**$1,335.1**
Year-over-year change		***9%***	***-4%***	***-1%***	***-9%***

We report our financial results in accordance with generally accepted accounting principles (GAAP). However, we believe certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current year results and prior periods. Reconciliations to GAAP financial measures are provided above. These non-GAAP financial measures should be viewed in addition to, not as an alternative for, our reported GAAP results.